UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 14, 2020

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

     Alberta                        001-31540              71-1630889
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(State or other jurisdiction  (Commission File No.)     (IRS Employer
of incorporation)                                      Identification No.)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (250) 477-9969

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

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     Title of each        Trading             Name of each exchange on which
     class                Symbol(s)                     registered
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     Common Stock          FSI                        NYSE American
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02   Results of Operations and Financial Condition

     On May 14, 2020, the Company issued a press release announcing the Company's financial results for the three months ended March 31, 2020.

Item 8.01   Other Events

     On May 15, 2020, the Company held a conference call to discuss its financial results for the three months ended March 31, 2020, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number      Description of Document
--------    --------------------------
  99.1      May 14, 2020 Press Release

  99.2      Text of opening remarks by Dan O'Brien/May 15, 2020 conference call

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 2020
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.


                                 By:  /s/ Daniel B. O'Brien_
                                      -----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer